1 Investor Meeting Philadelphia, PA December 13, 2006 Exhibit 99.1

2
Safe Harbor Statement
Those statements made by representatives of Sunoco during the course of this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon a number of assumptions by Sunoco concerning future conditions, any or all of which may ultimately prove to be inaccurate.  Forward-looking statements are inherently uncertain and necessarily involve risks that may affect Sunoco's business prospects and performance, causing actual results to differ materially from those discussed during this presentation. Such risks and uncertainties include, by way of example and not of limitation: general economic, financial and business conditions which could affect Sunoco’s financial condition and results of operations; changes in competition and competitive practices, including the impact of foreign imports;
effects of weather conditions and natural disasters on the Company’s operating facilities and on product supply and demand;
changes in refined product and chemical margins; variation in petroleum-based commodity prices and availability of crude oil and feedstock supply or transportation; effects of transportation disruptions; changes in the price differentials between light-sweet and heavy-sour crude oils; changes in the marketplace which may affect supply and demand for Sunoco’s products; changes in the level of operating expenses; changes in product specifications; availability and pricing of ethanol; changes in the expected level of environmental capital, operating or remediation expenditures; age of, and changes in the reliability, efficiency and capacity of, the Company’s operating facilities or those of third parties; effects of adverse events relating to the operation of the
Company’s facilities and to the transportation and storage of hazardous materials (including equipment malfunction, explosions, fires, spills and the effects of severe weather conditions); risks related to labor relations and workplace safety; changes in applicable statutes and government regulations or their interpretations, including those relating to the environment and global warming; changes in tax laws or their interpretations, including pension funding requirements; ability to identify acquisitions, execute them under favorable terms and integrate them into the Company’s existing businesses; ability to enter into joint ventures and other similar arrangements under favorable terms; delays and/or costs related to construction, improvements, and/or repairs of facilities (including shortages of skilled labor, the issuance of applicable permits and inflation); non-performance by or disputes with major customers, suppliers, dealers, distributors or other business partners; changes in financial markets impacting pension expense and funding requirements; political and economic conditions in the markets in which the Company, its suppliers and customers operate, including the impact of potential terrorist acts and international hostilities; military conflicts between, or internal instability in, one or more oil producing countries, governmental actions and other disruptions in the ability to obtain crude oil; and changes in the status of, or initiation of, new litigation, arbitration or other proceedings to which the
Company is a party or liability resulting from such litigation, arbitration or other proceedings, including natural resource damage claims. These and other applicable risks and uncertainties have been described more fully in Sunoco's Third Quarter 2006 Form
10-Q filed with the Securities and Exchange Commission on November 2, 2006. Other factors not discussed herein also could materially and adversely affect Sunoco’s business prospects and/or performance.  All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements.
Sunoco undertakes no obligation to update any forward-looking statements whether as a result of new information or future events.

3 Agenda Opening Comments Jack Drosdick Refining & Supply Joel Maness Other Businesses and Financial Overview Tom Hofmann

4
Sunoco Representatives
Jack Drosdick Chairman and CEO
Tom Hofmann SVP Finance and CFO
Joel Maness EVP Refining & Supply
Mike Hennigan SVP Supply, Trading, Sales & Transportation
Vince Kelley SVP Refining
Bob Owens SVP Retail Marketing
Bruce Fischer SVP Chemicals
Debbie Fretz CEO Sunoco Logistics Partners
Mike Dingus SVP Sun Coke
Terry Delaney VP Investor Relations and Planning

5 Opening Comments Jack Drosdick

6 Refining & Supply Joel Maness

7 Refining & Supply Performance Continued focus on extracting full value of existing assets through Operational Excellence Safe Environmentally Sound Reliable Solomon Pacesetter Optimization

8 Operational Excellence Focus OSHA Recordable Injury Rate 0.00 0.30 0.60 0.90 1.20 1.50 2001 2002 2003 2004 2005 Oct06 YTD Employees Contractors SAFE

9
Operational Excellence Focus
*   Represents '98-'00 Average
** Acquired Eagle Point January 2004
ENVIRONMENTALY
SOUND
Total Environmental Incidents
0
200
400
600
800
1000
1200
1400
1998-
2000*
2001 2002 2003 2004** 2005 Oct06
YTD
Air Water Spills

10
Operational Excellence Focus
RELIABLE
Utilization, % of Capacity
85%
90%
95%
100%
105%
2000 2001 2002 2003 2004 2005 Oct06
YTD
Crude Units
Conversion  Units
2006 reflects combined effect of
opportunistic maintenance and
scheduled/unscheduled work

11 Operational Excellence Focus Solomon Indicators 80 83 86 89 92 95 2001 2002 2003 2004* 2005 Oct06 YTD UEDC EII * Acquired Eagle Point January 2004 SOLOMON PACESETTER

12
Operational Excellence Focus
Product Revenues vs. Benchmark
MM$ (pre-tax)
200
400
600
800
1000
1200
2004 2005 2006 Est.
•
Increased residual fuel cracking
•
Optimized value-added capability (e.g. RBOB, ULSD,
and jet/kero)
•
Captured attractive market spreads
OPTIMIZATION

13
Refining & Supply Market Environment
Market fundamentals still constructive over next 3-5
years
continued strength for transportation fuels
(particularly ULSD and jet/kero)
perhaps slightly lower for BTU-based products
(e.g. heating oil and fuel oil)
Environment for engineering, construction and
fabrication has extended schedules and significantly
increased costs for capital projects

14
Refining & Supply Action Plan
Continued focus on extracting full value of existing
assets through Operational Excellence
Sunoco capital spending program focuses on high-
value product upgrading rather than high-cost
expansions
particular focus on upgrading residual fuel and
continuing to improve diesel capability
Maintain spending discipline and keep projects in
manageable scope

15
Est. Total
2005 2006 2007 2008 2006-2008
Clean Fuels 404 120 - - 120
Section 114 / Other Environmental 2 105 173 227 505
Base Infrastructure / Turnarounds 188 215 313 334 862
Sub-Total 594 440 486 561 1,487
Income Improvement 93 243 306 244 793
Total 687 683 792 805 2,280
Dec. 2005*
703 616 675 588 1,879
2005-2008 Capital Program, MM$
* Estimates presented at Dec. 2005 Investor Meeting

16
2005-2008 Capital Program, MM$
$793MM over 2006-2008 timeframe targeted for income
improvement projects…
Current
2006-2008
Expand Capacity / Flexibility 222
Improved Product Value 521
Energy Efficiency 50
Total 793

17
2007 Projects
Philadelphia Refinery – FCC Expansion / Resid Upgrading
- $400MM cost estimate
- 15 MB/D expansion (70     85 MB/D)
- Enable up to 25 MB/D upgrade of resid to light products
- Broaden feedstock choices

18 Lifting Cat Cooler 200 Tons Phila. Refinery - FCC Expansion / Resid Processing

19 L-Structure Phila. Refinery - FCC Expansion / Resid Processing

20 New Regenerator Head Phila. Refinery - FCC Expansion / Resid Processing

21 Lampson Crane Phila. Refinery - FCC Expansion / Resid Processing

22 Wet Gas Scrubber Tower Phila. Refinery - FCC Expansion / Resid Processing

23 New Reactor Head Phila. Refinery - FCC Expansion / Resid Processing

24
Phila. Refinery - FCC Expansion / Resid Processing
Key Project Metrics
* Assumes residual fuel to gasoline/distillate upgrade of   $25/B
Capital Spending, MM$
Section 114 80
Base Infrastructure & T/A 50
Income Improvement
270
Total Spending 400
Financial Metrics *
Start-up Date 1H07
NIAT, MM$/yr 85
IRR % (all-in capital) 25
IRR % (growth capital only) 40

25
2007 Projects
Philadelphia Refinery – FCC Expansion / Resid Upgrading
- $400MM cost estimate
- 15 MB/D expansion (70 85 MB/D)
- Enable up to 25 MB/D upgrade of resid to light products
- Broaden feedstock choices
Toledo Refinery – Crude Unit Debottleneck
- $40MM cost estimate
- Expand refining capacity by 20 MB/D (from 160 MB/D)
- Incremental production primarily jet fuel

26 Toledo Crude Debottleneck Start-up Date 1H07 NIAT, MM$/yr 45 IRR % >100 Key Project Metrics: * Assumes average jet fuel margins of $15/B over crude

27
Additional Projects Under Development
Toledo Hydrocracker Conversion
- converts and expands hydrocracker by 5-10 MB/D
- $10-20MM estimated cost range
- targeted completion by end of 2008
- NIAT = $15-30MM; IRR = >80%*
Philadelphia (Pt. Breeze) Hydrocracker Conversion
- restart idle hydrocracker and convert to diesel
hydro-desulfurization… enable 40-50 MB/D upgrade of
heating oil to ULSD
- $225-275MM estimated cost range
- targeted completion by early 2009
- NIAT = $55-65MM; IRR = 25-35%*
* Toledo assumes $15/B margin from crude to ULSD
Philadelphia assumes $8/B uplift from heating oil to ULSD
Still early in FEL process but
returns are very attractive

28
Refining & Supply Capital Summary
2007 income improvement projects on target and
will provide significant upgrading capability
Future spending on projects in development will
enable further upgrades to high-valued
transportation fuels
By 2008, crude run capacity expanding from 900 to
930 MB/D… conversion unit capacity from 372 to
430 MB/D
2006-2008 projects targeted to contribute after-tax
profit of approximately $200MM (~$1.00/B pre-tax)

29 Other Businesses and Financial Overview Tom Hofmann

30
Capital Program by Business Unit*, MM$
* Excludes Sunoco Logistics and Coke growth investments
2005
Est.
2006 2007 2008
Total
2006-2008
Refining & Supply 687 683 792 805 2,280
Retail Marketing 117 129 139 130 398
Chemicals 55 68 79 81 228
Logistics* 33 26 27 29 82
Coke* 8 17 20 16 53
Total 900 923 1,057 1,061 3,041
Dec 2005** 975 880 934 838 2,652
** Estimates presented at Dec. 2005 Investor Meeting

31
Capital Program by Category, MM$
* Excludes Sunoco Logistics and Coke growth investments
200 5
Est.
2006 2007 2008
Total
2006 -2008
Base Maintenance /
Turnaround
309 431 549 562 1,542
Regulatory / Required 498 225 174 226 625
807 656 723 788 2,167
Income Improvement* 93 267 334 273 874
Total 900 923 1,057 1,061 3,041

Consistent Strategy 0 1 2 3 4 5 6 7 8 9 10 2000 2001 2002 2003 2004 2005 9M06 Capital Expenditures Cumulative Cash Spending $3.8 B 32

Consistent Strategy 0 1 2 3 4 5 6 7 8 9 10 2000 2001 2002 2003 2004 2005 9M06 Growth Capital & Acquisitions Capital Expenditures Cumulative Cash Spending $2.1 B $3.8 B 33

34
Consistent Strategy
0
1
2
3
4
5
6
7
8
9
10
2000 2001 2002 2003 2004 2005 9M06
Share
Buyback &
Dividends
Growth
Capital &
Acquisitions
Capital
Expenditures
Cumulative Cash Spending
$3.0 B
$2.1 B
$3.8 B

35 Dividend Increases 100% increase over past three years Annualized Dividend $1.00 $0.80 $0.60 $0.55 $0.50 3Q03 4Q03 3Q04 2Q05 2Q06

36 Share Reduction Program Net Share Reduction = 32% Remaining Authorization at 12/8/06 = $992MM (year-end) 122 151 100 120 140 160 180 1999 2000 2001 2002 2003 2004 2005 12/8/06

37
122
151
1.62
0.89
1.06
100
120
140
160
180
1999 2000 2001 2002 2003 2004 2005 12/8/06
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75
Meaningful Leverage to Refining
82% increase in per share leverage to
a $1.00/B change in refining margins
(year-end)

38 Strategy for Non-Refining Businesses Relatively stable earnings and cash flow

Non-Refining Earnings*, MM$
233
194
172
200
196
123
213
$0
$50
$100
$150
$200
$250
$300
$350
$400
2000 2001 2002 2003 2004 2005 9M06
2000-05 Avg
* Includes operating income (after-tax) from Retail Marketing, Chemicals, Logistics and Coke business units.  For detail and reconciliation to Net Income, see slide A4.
39

40
Non-Refining Earnings*, MM$
233
194
172
200
196
123
213
$0
$50
$100
$150
$200
$250
$300
$350
$400
2000 2001 2002 2003 2004 2005 9M06
2000-05 Avg
EPS Impact of $200MM of Earnings:
2000 = $1.14/share
2006  $1.50/share
* Includes operating income (after–tax) from Retail Marketing, Chemicals, Logistics and Coke business units.  For detail and reconciliation to Net Income, see slide A4.

Strategy for Non-Refining Businesses
Relatively stable earnings and cash flow
Natural extensions of Sunoco’s refining business
~60% of refinery gasoline production sold through
Retail Marketing
~50% of Chemicals raw materials requirements
from Sunoco’s refineries
Highly integrated with Sunoco Logistics
41

42
Strategy for Non-Refining Businesses
Relatively stable earnings and cash flow
Natural extensions of Sunoco’s refining business
~60% of refinery gasoline production sold through
Retail Marketing
~50% of Chemicals raw materials requirements
from Sunoco’s refineries
Highly integrated with Sunoco Logistics
Competitively positioned with discrete growth
opportunities

43
Retail Marketing
Upgraded asset portfolio
Selective, high-value acquisitions
Retail Portfolio Management (RPM) program
Maintained capital employed at ~$600MM
Retail gasoline margins largely dependent on direction
and magnitude of wholesale prices changes
Build on value of Sunoco brand (e.g. NASCAR)

44
Chemicals
Rising feedstock costs and weak demand squeezed
margins in 2006
Ongoing efficiency efforts:
Optimize supply chain management
Improve raw material yield
Decrease energy costs
Evaluate strategic opportunities in changing
competitive landscape

45
Logistics
43% ownership interest (including 100% of general
partner) in Sunoco Logistics Partners L.P. (NYSE: SXL)
Focus on organic and acquisition growth opportunities
Significant growth in imbedded value to Sunoco
through LP unit ownership and GP position in “high
splits”

75.0% Distribution Growth
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06

46
SXL Distribution Summary
Current distribution of $3.15 (approximate 6.5% yield)
2006 cash to Sunoco: approximately $50MM of LP/GP distributions
50 / 50
75 / 25
85 / 15
98 / 2
Distribution
(per unit)
LP/GP
Split (%)
$1.60
$1.80
$2.00
$2.20
$2.40
$2.60
$2.80
$3.00
$3.20

47
Sunoco Logistics Partners L.P.
461
546
840
1,032
1,000
1,389
0
200
400
600
800
1,000
1,200
1,400
2/8/02 12/31/02 12/31/03 12/31/04 12/31/05 12/8/06
MM$
SXL Market Capitalization
Value to Sunoco, Inc.
$245MM special distribution (Feb. 2002)
$182MM L.P. unit redemptions since Feb. 2002
$587MM value of Sunoco’s L.P. interest at 12/8/06
PLUS: General Partner interest
(IPO) (current)

48
Coke Strategic Approach
Worldwide opportunities for new coke plants in either
wholly-owned or joint-venture structures
Long term take-or-pay contracts with steel producers that
provide steady income and a ratable return
Economic drivers for steel producers:
replacement of aging coke plants
coke supply for new blast furnaces
value of energy from heat recovery process
Expect to acquire additional 19% interest in Brazil
project… expected start of production in 1Q07
Goal annual earnings of $150MM by 2009

49
Strategy for Non-Refining Businesses
Relatively stable earnings and cash flow
Natural extensions of Sunoco’s refining business
~60% of refinery gasoline production sold through
Retail Marketing
~50% of Chemicals raw materials requirements
from Sunoco’s refineries
Highly integrated with Sunoco Logistics
Competitively positioned with discrete growth
opportunities
Goal annual earnings of $400MM by 2009

50
Key Takeaways
Good leverage to constructive refining margins
Disciplined capital spending approach in Refining &
Supply focused on product upgrades
Non-refining businesses provide opportunities to
add significant shareholder value
Financial capacity to pursue opportunistic
investments and additional share repurchases

Appendix

A1
Sunoco Dimensions
Refining
1,470
Chemicals
1,030
Marketing
580
Coke
135
Logistics
310
Total = $3.6 billion
Corporate
115
340 MMB / yr. refining
production
Over 5.0 B gal. / yr. retail fuel
sales
Approximately 5.0 B lbs / yr.
chemical merchant sales
Logistics MLP (NYSE:SXL)
owned 43% by Sunoco
Coke for steel business . . .
significant growth
opportunities
123.1 MM shares outstanding
as of 9/30/06
Capital Employed, MM$
9/30/06

A2
Sunoco Geography
Refineries
Chemical Plants
Coke Plants
Terminal
Retail Marketing
Western Pipeline System
Eastern Pipeline System
Philadelphia
Marcus Hook
Tulsa
Vansant
Indiana
Harbor
Haverhill
Neal
Toledo
Neville
Island
Frankford
Epsilon
La Porte
Nederland
Bayport
Eagle Point

A3
Summary of Results
2001 2002 2003 2004 2005 9M06
Income (Loss) before Special Items, MM$ * 380 (25) 335 629 1,012 856
Income (Loss) before Special Items EPS, $/share * 2.32 (0.16) 2.16 4.20 7.36 6.53
ROCE, % ** 14.8 1.6 13.2 21.7 32.4 25.2
Debt / Capital, % (net of cash)*** 49 45 42 37 17 33
Share Repurchase, MM$ 393

-- 136 568 435 734
Shares O/S @ Period-end, MM 151.1 152.9 150.8 138.7 133.1 123.1
Share Price @ Period-end, $/share 18.67 16.59 25.58 40.86 78.38 62.19
*      Reconciliation of Income (Loss) before Special Items to Net Income (Loss) provided on Slide A4.
**    Calculated using Income (Loss) before Special Items.
***    Revolver covenant calculation.

Earnings Profile, MM$
2000 2001 2002 2003 2004 2005 9M06
Net Income (Loss) (MM$ after tax):
   Refining & Supply 317 290 (31) 261 541    947 755
   Retail Marketing   77   87 20   91   68      30   87
   Chemicals   16     6 28   53   94      94   27
   Logistics   46   42 33   26   31      22   25
   Coke   61   61 42   43   40      48   33
   Corporate Expenses   (23)   (24) (26)   (40)   (67)      (84)   (38)
   Net Financing Expenses & Other   (56)   (82) (91)   (99)   (78)      (45)   (33)
    Income (Loss) Before Special Items 438 380 (25) 335 629 1,012 856
        Special Items   (16)   18 (22)   (23)   (24)    (38)     -
    Total Net Income (Loss) 422 398 (47) 312 605    974 856
EPS (Diluted):
Income (Loss) before Special Items 2.50 2.32 (0.16) 2.16 4.20 7.36 6.53
Special Items (0.09) 0.11 (0.15) (0.15) (0.16) (0.28)      -
Net Income (Loss) 2.41 2.43 (0.31) 2.01 4.04 7.08 6.53
A4

A5
Share Repurchase
Shares
Repurchased
Total
Cost
Average
Price
(MM) (MM$) ($/share)
2000 10.4    144 13.87
2001 21.4    393 18.32
2002 --      -- --
2003   5.8    136 23.36
2004 15.9    568 35.68
2005    6.7    435 64.57
2006 (through 12/8) 11.4    818 71.54
   Total 71.6 2,494 34.77
Net Share Reduction since Jan 2000 = 32%
Shares O/S at 12/8/06 = 121.9MM
Remaining Authorization at 12/8/06 = $992MM

A6 Net Debt to Capital – Revolver Covenant 33% 17% 37% 42% 45% 12/31/02 12/31/03 12/31/04 12/31/05 9/30/06

A7
Refining & Supply
2001 2002 2003 2004 2005 9M06
Net Income (Loss), MM$ 290 (31) 261 541 947 755
Five refineries with crude oil refining capacity of
900MB/D and annual net production of approximately
340MMB
Largest U.S. East Coast refiner with 655MB/D
integrated refining complex in Philadelphia area
Continued opportunities to further upgrade assets

A8
Estimated Refining Capacity Changes
Conversion Unit Capacity, MB/D
430
372
307
2003 2006 2008 *
Crude Run Capacity, MB/D
930
900
730
2003 2006 2008 *
+ 10 MB/D in Northeast
+ 20 MB/D in Mid-Continent
* Targeted Capacity by year-end 2008
+ 25 MB/D in Northeast
+ 33 MB/D in Mid-Continent

A9 Refining Product Yield – 3Q06 Gasoline 49 % Distillate 33 % Resid 8 % Total Production Available for Sale = 904MB/D Petrochemicals & Lubricants 6 % Other 4%

A10
Refining Product Yield – 3Q06
Northeast
Refining
MidContinent
Refining
Total Refining
& Supply
Gasoline Production, MB/D 318.7 123.9 442.6
   RFG (RBOB-blended gasoline) 50%     0% 36%
   Conventional 50% 100% 64%
Distillate Production, MB/D 220.9 76.6 297.5
   On-Road Diesel Fuel 54%  36% 49%
   Heating Oil / Off-Road Diesel 26% 30% 27%
   Jet Fuel 16% 34% 21%
   Kerosene / Other   4%   0%   3%
Significant leverage to gasoline and
distillate “value-added” margins

Nigeria, 45% Chad, 8% Other Africa, 13% Canada, 9% Venezuela, 3% Former Soviet Union, 2% North Sea, 1% USA, 19% Sunoco Crude Supply A11

Growing Sweet Crude Production
A12
East Coast Canada
White Rose
Nigeria
Capacity is already
close to 3 MMBD
Sudan
Dar Blend /
Sanctions
Caspian
(ex BTC)
Brazil
At record levels
of production
Angola
2 MMBD by 2008
Libya
Oasis group growth
Lifting of sanctions
Canadian
Syncrude

A13 World Crude Production by Quality, MMB/D 54 59 29 35 0 20 40 60 80 100 2005 2010 Sour Crude Sweet Crude Source: EIA / Sunoco estimates

A14 Availability of Sunoco Crudes by Producing Area, MMB/D 0 2 4 6 8 10 12 14 16 2005 2010 North America Latin America Europe Africa FSU 10.7 15.0 Source: EIA / Sunoco estimates

A15
Retail Marketing
2001 2002 2003 2004 2005 9M06
Net Income, MM$ 87 20 91 68 30 87
Approximately 4,700 retail gasoline outlets,
including about 750 convenience stores in 24
states, primarily East Coast and Midwest
Sales in excess of 5 billion gallons of gasoline
and diesel fuel and approximately $700MM of
merchandise per year
Official Fuel of NASCAR®
Portfolio optimization has generated $350MM in
cash, enabling $426MM in acquisition growth
since 2001 to expand and upgrade our asset
portfolio

A16 Retail Marketing Channels 32% 25% 43% 2,892 590 1,212 Co-ops Dealers Distributors Co-ops Dealers Distributors Gasoline Volume 2005 Retail Site Count 9/30/06 Total: 4.6 Bgal Total: 4,694 sites

A17
Chemicals
2001 2002 2003 2004 2005 9M06
Net Income, MM$ 6 28 53 94 94 27
Production at 9 U.S. facilities
Total annual sales of approximately 5 billion pounds
Major participant in polypropylene, phenol &
bisphenol-A markets; used in the manufacture of
many customer and industrial products
Ongoing efficiency efforts to optimize supply chain
management, improve raw material yield and
decrease energy costs

A18
Chemicals
Polypropylene
Phenol
Basell 3.5
Sunoco 2.1*
INEOS 2.8
Shell 1.3
ExxonMobil 2.7
Ineos 1.3
Sunoco 2.5
Mount Vernon 0.7
Total 2.4
  (GE/Citgo/JLM)
Formosa 1.6
Dow/Carbide 0.6
Dow 1.5
Georgia Gulf 0.5
Huntsman 1.1
Others 0.3
Others 2.6
Total 6.8
Total 20.7
Capital Employed: $1.0 Billion
(as of 09/30/06)
Polypropylene
Phenol
Effective Annual Industry Capacity, B lbs
Source: 2006 Chemical Data
* Includes 0.3 B lbs mothballed Haverhill line

A19
Logistics
2001 2002 2003 2004 2005 9M06
Net Income, MM$ 42 33 26 31 22 25
43% ownership interest (including 100% of general partner
interest) in Sunoco Logistics Partners L.P. (NYSE: SXL)
Interest in almost 5,400 miles of crude oil and refined
product pipelines; 38 terminals including Nederland, TX
Most product-related assets located in Northeast and
Midwest U.S.
Since Sunoco Logistics IPO in February 2002:
SXL acquisition capital spending of $395MM
Annualized limited partnership distributions increased
from $1.80  to $3.15 / unit (+75%)

Logistics Public 57% Sunoco Logistics Partners, L.P. Eastern Pipeline System Western Pipeline System Terminal Facilities Sunoco, Inc. 43%* * Including the 2% General Partner interest A20

A21
Coke
2001 2002 2003 2004 2005 9M06
Net Income, MM$ 61 42 43 40 48 33
Annual production of over 2.5 MM tons, 15% of total U.S.
supply of metallurgical-grade coke
Proven, proprietary, advanced technology
Minority joint-venture interest in 1.7 MM ton production
facility under construction in Vitória, Brazil
projected to be operational 1Q07
expect to exercise option to increase ownership from
1% to 20% for approximately $35MM
Further opportunity to grow through new plant
construction

A22 Sun Coke Oven

A23
2007 Cash Flow Model
Assumptions:
Based on assets currently owned
First Call consensus earnings estimate . . .
not guidance by Sunoco
Estimated cash tax rate of 30%
No change in working capital
Required debt payments are refinanced
Voluntary pension contribution of $100MM
No share repurchase / option exercises

A24
2007 Cash Flow Model, MM$
Income before Special Items          850 *
Non-Cash / Deferred / Other      585 **
Capital Expenditures - Base  (723)
Dividend (120)
    Free Cash Flow 592
Divestment Proceeds    45
Income Improvement Capital (334)
Pension Contribution (100)
   Net Cash Flow 203
*  First Call consensus as of December 4, 2006
** See reconciliation to GAAP amounts in Appendix A25 and A26

A25
Reconciliation of Non-GAAP Cash Flow, MM$
* Excludes voluntary pension contribution of $100 MM.
2007
Model
Miscellaneous GAAP Cash Flow Items:
Non-cash reduction in minority interest in coke operations (40)
Depreciation, depletion and amortization 455
Deferred income tax expense 145
Payments less than (in excess of) expe nse for retirement plans * 55
Other operating items 50
Cash distributions to investors in cokemaking and logistics operations (80)
Non-Cash/Deferred/Other (refer to slides A23 & A24
)
585

A26
Cash Flow Statement (GAAP Basis), MM$
Cash Flow from Operating Activities
2007
Model *
   Net Income   850
      Adjustments to reconcile net income to net cash
      provided by operating activities:
         Non-cash reduction in minority interest in coke operations     (40)
         Depreciation, depletion and amortization     455
         Deferred income tax expense      145
         Payments less than (in excess of) expense for retirement plans       (45)
         Other       50
Net cash provided by operating activities   1,415
Cash Flows from Investing Activities
   Capital expenditures and acquisitions (1,057)
   Proceeds from divestments      45
Net cash used in investing activities (1,012)
Cash Flows from Financing Activities
   Cash distributions to investors in cokemaking and logistics operations      (80)
   Cash dividend payments    (120)
Net cash used in financing activities    (200)
Net increase in cash and cash equivalents    203
* See 2007 cash flow model assumptions on slide A23.

A27 For More Information Media releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Tom Harr (215) 977-6764 Investor Relations